UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 17, 2019
Date of Report (Date of Earliest Event Reported)
___________________________________________________
Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
___________________________________________________

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

43938.00000

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm.
On April 12, 2019, Harte Hanks, Inc. (the “Company”), with the approval of the Audit Committee of the Company’s Board of Directors, dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.
During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period from January 1, 2019 through April 12, 2019, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as noted below.
The audit reports of Deloitte on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the audit for the year ended December 31, 2018, material weaknesses were identified in two of the five components of internal control as defined by the Committee of Sponsoring Organization of the Treadway Commission (the “COSO”), namely control activities and information and communication, as well as with respect to revenue recognition at the control-activity level. During the audit for the year ended December 31, 2017, material weaknesses were identified in each of the five components of internal control as defined by the COSO, namely control environment, risk assessment, control activities, information and communication and monitoring, as well as with respect to revenue recognition at the control-activity level. Deloitte has discussed these matters with the Audit Committee, and the Company has authorized Deloitte to fully respond to any inquiries of the successor independent registered accounting firm concerning these matters.
The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a). A copy of Deloitte’s letter, dated April 17, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm.
On April 12, 2019, the Audit Committee of the Company’s Board of Directors authorized the Company to engage Moody, Famiglietti & Andronico, LLP (“MFA”), as the Company’s independent registered public accounting firm for the year ending December 31, 2019, who were formally engaged on April 12, 2019.
Prior to the engagement of MFA, neither the Company nor anyone on its behalf consulted MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
16.1	Letter from Deloitte & Touche LLP, dated April 17, 2019 to the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARTE HANKS, INC.
Date: April 17, 2019    By: /s/ Mark Del Priore
Name:     Mark Del Priore
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 17, 2019 to the Securities and Exchange Commission.